Exhibit 99.1

Hercules Offshore Monthly Rig Status Report as of July 18, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
Domestic Offshore

1	Hercules 75	THE 75	Submersible, TD	GOM	Phoenix Exploration	70-72	25	08/12/07
2	Hercules 77	THE 77	Submersible, TD	GOM	Plains E&P	87-89	28	08/15/07
3	Hercules 78	THE 78	Submersible, TD	GOM	Shipyard				Undergoing maintenance through mid-September

4	Hercules 85	Hercules Rig 15	85' -ILS, TD	GOM	Bois D'Arc	59-61	23	08/10/07
5	Hercules 101	Hercules Rig 20	100' -MC, TD	GOM	Stacked Ready				Energy XXI work postponed
6	Hercules 120	Hercules Rig 21	120' - MC, TD	GOM	Chevron	67-69	74	09/30/07
7	Hercules 150	THE 150	150' - ILC, TD	GOM	Century Exploration	65-67	13	07/31/07
8	Hercules 152	THE 152	150' - MC, TD	GOM	ADTI	60-62	13	07/31/07
9	Hercules 153	THE 153	150' - MC, TD	GOM	Stacked Ready
10	Hercules 173	Hercules Rig 22	173' - MC, TD	GOM	Chevron	67-69	74	09/30/07
11	Hercules 200	THE 200	200' - MC, TD	GOM	Hunt Oil	70-72	22	08/09/07
12	Hercules 201	THE 201	200' - MC, TD	GOM	Royal Production	75-77 80-82	8 19	07/26/07 08/06/07
13	Hercules 202	THE 202	200' - MC, TD	GOM	El Paso E&P Company	80-82	31	08/18/07
14	Hercules 203	THE 203	200' - MC, TD	GOM	Energy XXI	69-71	69	09/25/07
15	Hercules 204	THE 204	200' - MC, TD	GOM	Apache Corp	115-117	87	10/13/07
16	Hercules 207	THE 207	200' - MC, TD	GOM	ADTI	69-71	12	07/30/07
17	Hercules 211	Hercules Rig 11	200' - MC	GOM	Palm Energy W&T Offshore	54-56 54-56	24 14	08/11/07 08/25/07
18	Hercules 250	THE 250	250' - MS, TD	GOM	Peregrine	65-67	42	08/29/07
19	Hercules 251	THE 251	250' - MS, TD	GOM	ADTI	70-72	8	07/26/07
20	Hercules 252	THE 252	250' - MS, TD	GOM	Arena Offshore	84-86	3	07/21/07
21	Hercules 253	THE 253	250' - MS, TD	GOM	Medco Energy	80-82	7	07/25/07
22	Hercules 257	Hercules Rig 30	250' - MS, TD	GOM	ADTI/Helis	84-86	32	08/19/07	Scheduled 15 days in shipyard in August for top drive replacement
						Average	29	days
23	Hercules 155	THE 155	150' - ILC	GOM	Cold Stacked 07/01
24	Hercules 191	THE 191	160' - MS	GOM	Cold Stacked 08/01
25	Hercules 254	THE 254	250' - MS	GOM	Cold Stacked 07/01
26	Hercules 255	THE 255	250' - MS	GOM	Cold Stacked 07/01
27	Hercules 256	THE 256	250' - MS, TD	GOM	Cold Stacked 03/99

Hercules Offshore Monthly Rig Status Report as of July 18, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
International Offshore
1	Hercules 110	THE 110	100' - MC, TD	Trinidad	Trinmar	51-53	275	04/18/08
2	Hercules 170	Hercules Rig 16	170' - ILC	Qatar	Oxy	68-70	311	05/24/08
3	Hercules 156	THE 156	150' - ILC, TD	Brazil	El Paso Oil and Gas of Brazil	72-74	89	10/15/07	Dry transport to West Africa 10/16 -11/5/07
				Cameroon & Gabon	ADDAX	134-136	180	05/22/08	Six month option at $149-$151K
4	Hercules 185	THE 185	120' - ILC, TD	Angola	Angola Drilling Company Ltd	58-60	32	08/19/07
						124-126	365	08/18/08
5	Hercules 205	THE 205	200' - MC, TD	Mexico	Shipyard	NA	730	10/22/09	Repairs expected to be completed in October
					PEMEX				Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
6	Hercules 206	THE 206	200' - MC, TD	Mexico	PEMEX	111-113	706	06/23/09
7	Platform 3	Platform 3	Platform, TD	Mexico	PEMEX	28-30	285	04/28/08
8	Hercules 258	Hercules Rig 31	250' - MS	India	Cairn	139-141	75	10/01/07	Additional 3 option wells at $139-$141K remaining
9	Hercules 208	THE 208	200' - MC	Singapore/	Shipyard				Undergoing
				Malaysia	Murphy	109-111	1,095	02/01/11	significant refurbishment with expected completion in January 2008
10	Hercules 260	Hercules Rig 26	250' - ILC	US GOM/ TBA	Shipyard				Undergoing significant upgrade and refurbishment. Expected completion and commissioning mid-August 2007. Bidding internationally.
						Average	414 days

Land Rigs

1	Cliffs #36	Cliffs #36	2000 hp, TD	Trinidad	Talisman Trinidad	31-33	44	08/31/07
2	Cliffs #37	Cliffs #37	2000 hp, TDr	Venezuela	PDVSA	35-37	271	04/14/08	Execution of one year term contract pending
3	Cliffs #40	Cliffs #40	2000 hp, TD	Venezuela	PDVSA	35-37	264	04/07/08	Execution of one year term contract pending
4	Cliffs #42	Cliffs #42	2000 hp, TD	Venezuela	PDVSA	34-36	250	03/24/08	Execution of one year term contract pending
5	Cliffs #43	Cliffs #43	2000 hp, TDr	Venezuela	PDVSA	35-37	268	04/11/08	Execution of one year term contract pending
6	Cliffs #54	Cliffs #54	3000 hp, TD	Venezuela	PDVSA	38-40	94	10/20/07	Execution of one year term contract pending
7	Cliffs #55	Cliffs #55	3000 hp, TD	Venezuela	PDVSA	38-40	129	11/24/07	Execution of one year term contract pending
8	Hercules #26	Rig #26	750 hp	Texas	Stacked Ready
9	Hercules #27	Rig #27	900 hp	Texas	Dewbre Petroleum	13-15	2	07/20/07
						Average	147 days

Hercules Offshore Monthly Rig Status Report as of July 18, 2007

	Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Est. Duration (3)		Comments
							Days	Date
US Inland Barges

1	Hercules 01	Rig 01	Conv - 2000 hp	US Inland Gulf Coast	Maritech Resources Inc.	35-37	43	08/30/07
2	Hercules 09	Rig 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Red Willow Offshore, LLC	67-69	234	03/08/08
3	Hercules 11	Rig 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Pel-Tex Oil Co., LLC	39-41	43	08/30/07
4	Hercules 15	Rig 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	36-38	26	08/13/07
5	Hercules 17	Rig 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready
6	Hercules 19	Rig 19	Conv - 1000 hp	US Inland Gulf Coast	Stacked Ready
7	Hercules 27	Rig 27	Posted - 3000	US Inland	ADTI	58-60	1	07/19/07
			hp, TD	Gulf Coast	Contango	58-60	121	12/15/07	28 day shipyard planned between wells in Q3
8	Hercules 28	Rig 28	Conv - 3000 hp	US Inland Gulf Coast	Phoenix Exploration	33-35	48	09/04/07
9	Hercules 29	Rig 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Kriti Exploration, Inc.	44-46	5	07/23/07
10	Hercules 41	Rig 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex Energy	45-47	17	08/04/07
11	Hercules 46	Rig 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready		30	08/20/07	Next to Hunt for 30 days on 7/21 at $40-$42K
12	Hercules 48	Rig 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Energy XXI	47-49	43	08/30/07
13	Hercules 49	Rig 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Energy XXI	42-44	32	08/19/07
14	Hercules 52	Rig 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Summit Energy	51-53	28	08/15/07
15	Hercules 55	Rig 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Stacked Ready				Rig completed previous work on 7/16
16	Hercules 57	Rig 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Rozel Operating Company Boss E&P	45-47 42-44	8 48	07/26/07 09/04/07
17	Hercules 64	Rig 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Denbury Onshore LLC	41-43	7	07/25/07
						Average	43	days
18	Hercules 07	Rig 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02

19	Hercules 10	Rig 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02

20	Hercules 20	Rig 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03

21	Hercules 21	Rig 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99

22	Hercules 23	Rig 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02

23	Hercules 30	Rig 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02

24	Hercules 31	Rig 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02

25	Hercules 32	Rig 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03

26	Hercules 47	Rig 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

27	Hercules 61	Rig 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as "Stacked Ready" are not under contract but generally are ready for service. Rigs described as "Cold Stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.
(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.
(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Monthly Rig Status Report as of July 18, 2007

Est Duration (3)
Future Rig Name	Current Name	Rig Type	Location	Customer / Status (1)	Contract (2) Dayrate ($000s)	Days	Date	Comments

Changes from last report are highlighted

Hercules Offshore Liftboat Fleet Status for the month ended June 30, 2007

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats(1)	Revenue Per Day Per Liftboat(2)	Operating Days	Utilization(3)	Comments
Gulf of Mexico
260	1	1	$33,428	30	100%	One vessel in drydock beginning mid-July.
230	3	3	28,058	58	64%	One vessel in for repairs through mid-July.
190-215	6	6	21,862	155	86%	One vessel in drydock in June.
170	2	2	18,176	24	40%	One vessel in for repairs May through mid-July (4).
140-150	6	6	10,155	131	73%	Two vessels in drydock in June and two in July.
120-130	14	14	8,539	228	54%	Seven vessels in drydock during June, five vessels in drydock in July, one of which is arriving late July.
105	15	14	7,218	327	78%	One vessel in drydock in June, two vessels in July.

Sub-total/Average	47	46	12,689	953	69%

West Africa
170-215	3	2	$22,952	60	100%	One vessel on standby from early May until late June, when it returned to full rate(5). One vessel under contract until August 07 and one vessel under contract until April 08. One undergoing refurbishment until January 08.
140-150	4	4	9,744	90	75%	One vessel in drydock mid-May through June. Two vessels on standby from early May until late June, when they returned to full rate(5). One vessel under contract until July 08 and two through August 07.
120-130	7	7	8,395	168	80%	Two vessels in drydock in June. Four vessels on standby from early May until late June, when they returned to full rate(5). Two vessels under contract through July 08 and one through August 07.
105	4	4	10,965	92	77%	Two vessels on standby from early May until late June when they returned to full rate(5).

Sub-total/Average	18	17	11,398	410	80%

Total/Average	65	63	12,301	1,363	72%

Note:

(1)	Actively marketed liftboats excludes one GOM cold-stacked 105' class liftboat that is undergoing refurbishment until September 2007, and one West Africa 170-215' class which was acquired in June 2007 undergoing refurbishment until January 2008.
(2)	Includes reimbursables.
(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
(4)	Second quarter operating expenses will include a $1 million insurance deductible for damage to the Mako.
(5)	Nigeria vessels on standby returned to full contract rate at approximately the end of June.

The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules' annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.